UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2010

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05	Costs Associated with Exit or Disposal Activities.

On December 2, 2010, PGT, Inc. (the “Company”) committed to a plan to close its window and door manufacturing and glass processing facilities located in Salisbury, North Carolina (the “North Carolina Facility”).  The North Carolina Facility currently has five window and door manufacturing lines capable of producing 2,000 units/day and insulated, laminated and heat strengthened glass capacity totaling 30,000 sqft/day.   All such operations are expected to be transferred to and absorbed by the Company’s manufacturing facility in North Venice, Florida. The decision to close the North Carolina Facility results from an in-depth analysis of the Company’s target markets, product offering, and customer base, and reflects the Company’s commitment to refocus efforts in markets in which it is the established leader.  The Company expects to complete the closing of the North Carolina Facility by July 2011.

Approximately 468 jobs will be eliminated by this closure. In conjunction with the closing, the Company expects to incur total costs ranging from $6.5 to $7.0 million.  This includes $3.5 to $4.0 million in severance and other employee related benefits, and $3.0 million in other costs including equipment and material relocation. The majority of the total cost will be paid during the first half of the Company's 2011 fiscal year.  Impairment charges related to the assets that will remain at the North Carolina Facility have yet to be determined.  The Company expects to realize annualized savings of approximately $7 million, of which approximately fifty percent (50%) will be realized in 2011.

A copy of the press release announcing the closing of the North Carolina Facility is attached hereto as Exhibit 99 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

See Exhibit Index.

Forward-Looking Statement

Statements in this report and the attachment and exhibits hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to PGT, Inc., on the date this release was submitted.  PGT, Inc. undertakes no obligation to publicly update or revise any forward-looking statements involving risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, aluminum prices, and the economy.  PGT, Inc. may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in PGT, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission.  Consequently, all forward-looking statements in this report and the attachment and exhibits hereto are qualified by the factors, risks and uncertainties contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/   Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:  Vice President, General Counsel, and
         Secretary

    Dated:  December 7, 2010

EXHIBIT INDEX

Exhibit No.	Description
99	Press release of PGT, Inc., dated December 3, 2010.